UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2023

QUIDELORTHO CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	001-41409	87-4496285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9975 Summers Ridge Road, San Diego, California 92121
(Address of principal executive offices, including zip code)
(858) 552-1100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	QDEL	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 16, 2023, QuidelOrtho Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The following are the final voting results on proposals considered and voted upon at the Annual Meeting, all of which are described in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 5, 2023 (the “Proxy Statement”).

Proposal No. 1

The Company's stockholders elected twelve individuals to the Company's Board of Directors (the "Board") as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas C. Bryant	58,924,173	399,126	3,301,745
Kenneth F. Buechler, Ph.D.	55,726,811	3,596,488	3,301,745
Evelyn S. Dilsaver	59,032,524	290,775	3,301,745
Edward L. Michael	58,496,050	827,249	3,301,745
Mary Lake Polan, M.D., Ph.D., M.P.H.	57,681,077	1,642,222	3,301,745
Ann D. Rhoads	58,096,675	1,226,624	3,301,745
Robert R. Schmidt	58,381,087	942,212	3,301,745
Christopher M. Smith	57,753,704	1,569,595	3,301,745
Matthew W. Strobeck, Ph.D.	59,037,340	285,959	3,301,745
Kenneth J. Widder, M.D.	52,015,394	7,307,905	3,301,745
Joseph D. Wilkins Jr.	56,753,894	2,569,405	3,301,745
Stephen H. Wise	56,879,786	2,443,513	3,301,745

Proposal No. 2

The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers by the votes set forth in the table below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
50,220,763	9,027,108	75,428	3,301,745

Proposal No. 3

The Company's stockholders voted, on an advisory basis, on the frequency of future advisory votes on the compensation of the Company's named executive officers as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
58,797,385	66,530	428,739	30,645	3,301,745

In accordance with the voting results for this proposal, the Board has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year. The next advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company's 2029 annual meeting of stockholders.

Proposal No. 4

The Company's stockholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the Company's 2023 fiscal year by the votes set forth in the table below:

Votes For	Votes Against	Abstentions
61,369,315	1,237,000	18,729

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2023

QUIDELORTHO CORPORATION

By:	/s/ Michelle A. Hodges
Name:	Michelle A. Hodges
Its:	Secretary